Exhibit 4.11

                                   WARRANT CERTIFICATE

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF YM BIOSCIENCES INC. THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO YM BIOSCIENCES INC., (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING A LEGAL OPINION OR OTHER EVIDENCE SATISFACTORY TO YM BIOSCIENCES INC.

      A NEW CERTIFICATE BEARING NO LEGEND MAY BE OBTAINED FROM CIBC MELLON TRUST COMPANY UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO CIBC MELLON TRUST COMPANY AND YM BIOSCIENCES INC., TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.

                              YM BIOSCIENCES INC.

                  (Incorporated under the laws of Nova Scotia)

WARRANT                                       _________________________ WARRANTS
CERTIFICATE NO.  ___________                  entitling  the holder to  acquire,
                                              subject  to adjustment, one Common
                                              Share for each Warrant represented
CUSIP No.          984238113                  hereby

THIS IS TO CERTIFY THAT _____________ (hereinafter referred to as the "HOLDER") is the registered holder of the number of warrants ("WARRANTS") to receive common shares ("SHARES") of YM BIOSCIENCES INC. (the "CORPORATION") as set forth in this certificate ("WARRANT CERTIFICATE"). Each whole Warrant represented hereby entitles the holder to purchase one fully paid and non-assessable Share of the Corporation, without nominal or par value, as such shares were constituted on [SEPTEMBER 30], 2004, in the manner and subject to the restrictions and adjustments set forth herein, at any time and from time to time until 5:00 p.m. (Toronto Time) (the "TIME OF EXPIRY") on [SEPTEMBER 30], 2007 (the "EXPIRY DATE") at a price of Cdn. $3.75 per share, subject to adjustment in accordance with the Indenture (as defined below).

The right to acquire Shares hereunder may only be exercised by the holder within the time set forth above by:

      (a) duly completing and executing the Exercise Form attached hereto and also available upon request from CIBC Mellon Trust Company (the "Trustee") at the principal office of the Trustee in the City of Toronto;

      (b) surrendering this Warrant Certificate and the duly completed and executed Exercise Form to the Trustee at the principal office of the Trustee in the City of Toronto; and

      (c) remitting a certified cheque in lawful money of Canada, payable to or to the order of the Trustee at par where this Warrant Certificate is so surrendered, for the aggregate purchase price of the Shares so subscribed for.

This Warrant Certificate shall be deemed to be surrendered only upon personal delivery hereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Trustee at the office referred to above.

Upon surrender of these Warrants, the person or persons in whose name or names the Shares issuable upon exercise of the Warrants are to be issued shall be deemed for all purposes (except as provided in the Indenture hereinafter referred to) to be the holder or holders of record of such Shares and the Corporation has covenanted that it will (subject to the provisions of the Indenture) cause a certificate or certificates representing such Shares to be delivered or mailed to the person or persons at the address or addresses specified in the Exercise Form within five Business Days.

The registered holder of this Warrant Certificate may acquire any lesser number of Shares than the number of Shares which may be acquired for the Warrants represented by this Warrant Certificate. In such event, the holder shall be entitled to receive without charge a new Warrant Certificate for the balance of the Shares which may be acquired. No fractional Shares will be issued.

The Warrants represented by this certificate are issued under and pursuant to a warrant indenture (herein referred to as the "INDENTURE") made as of [SEPTEMBER 30], 2004 between the Corporation and the Trustee. Reference is made to the Indenture and any instruments supplemental thereto for a full description of the rights of the holders of the Warrants and the terms and conditions upon which the Warrants are, or are to be, issued and held, with the same effect as if the provisions of the Indenture and all instruments supplemental thereto were set forth herein. By acceptance hereof, the holder assents to all provisions of the Indenture. In the event of a conflict between the provisions of the Warrant Certificate and the Indenture, the provisions of the Indenture shall govern. Capitalized terms used in the Indenture have the meaning herein as therein, unless otherwise defined.

In the event of any alteration of the Shares, including any subdivision, consolidation or reclassification, and in the event of any form of reorganization of the Corporation including any amalgamation, merger or arrangement, the holders of Warrants shall, upon exercise of the Warrants following the occurrence of any of those events, be entitled to receive the same number and kind of securities that they would have been entitled to receive had they exercised their Warrants immediately prior to the occurrence of those events, subject to the provisions of the Indenture.

The registered holder of this Warrant Certificate may, at any time prior to the Time of Expiry, upon surrender hereof to the Trustee at its principal office in the City of Toronto, exchange this Warrant Certificate for other certificates entitling the holder to acquire, in the aggregate, the same number of Shares as may be acquired under this Warrant Certificate.

The holding of the Warrants evidenced by this Warrant Certificate shall not constitute the holder hereof a shareholder of the Corporation or entitle the holder to any right or interest in respect thereof except as expressly provided in the Indenture or in this Warrant Certificate.

The Indenture provides that all holders of Warrants shall be bound by any resolution passed at a meeting of the holders held in accordance with the provisions of the Indenture and resolutions signed by the holders of Warrants entitled to acquire a specified majority of the Shares which may be acquired pursuant to all then outstanding Warrants.

The Warrants evidenced by this Warrant Certificate may be transferred on the register kept at the offices of the Trustee by the registered holder hereof or its legal representatives or its attorney duly appointed by the transfer form attached hereto or by another instrument in writing in form and execution satisfactory to the Trustee, only upon compliance with the conditions prescribed in the Indenture and upon compliance with such reasonable requirements as the Trustee may prescribe.

This Warrant Certificate shall not be valid for any purpose whatever unless and until it has been certified by or on behalf of the Trustee.

Time shall be of the essence hereof. This Warrant Certificate shall be governed by and construed in accordance with the laws of the province of Ontario and the federal laws of Canada applicable therein and shall be treated in all respects as an Ontario contract.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officers as of the 30th day of September, 2004.

                                        YM BIOSCIENCES INC.


                                        Per:
                                             -----------------------------------

Countersigned by:

CIBC MELLON TRUST COMPANY

Trustee


By:
    ------------------------------------

                                                                            4.11

                                   APPENDIX 1

                              TRANSFER OF WARRANTS

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to ________________________________________(name)
_______________________________________________________________________________,
(address) ______________________ (number of warrants) Warrants of YM BIOSCIENCES INC. registered in the name of the undersigned on the records of CIBC MELLON TRUST COMPANY represented by the Warrant Certificate attached and irrevocably appoints __________________ the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution and confirms that the transfer is made in compliance with all applicable securities legislation and requirements of regulatory authorities.

Such certificates (please check one):

(a)                  should be sent by first class mail to the following address
      ----------

                     -----------------------------------------------------------

                     -----------------------------------------------------------

(b) should be held for pick up at the office of the Trustee at which this Warrant Certificate is deposited.
      ----------

If less than all the Warrants represented by this Warrant Certificate are being transferred, the Warrant Certificate representing those Warrants not transferred will be registered in the name appearing on the face of this Warrant Certificate and such certificates (please check one):

(a)                  should be sent by first class mail to the following address
      ----------

                     -----------------------------------------------------------

                     -----------------------------------------------------------

(b) should be held for pick up at the office of the Trustee at which this Warrant Certificate is deposited.
      ----------


            DATED the _____ day of _________________________, 200___.


____________________________________           _________________________________
Signature Guaranteed                           (Signature of Warrantholder)

INSTRUCTIONS:

1. The signature of the Warrantholder must be the signature of the person appearing on the face of this Warrant Certificate and must be guaranteed by a Canadian Schedule 1 chartered bank, a major trust company in Canada, or a member of the Securities Transfer Association medallion program (Stamp) (SEMP) (MSP). The Guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

      PLEASE NOTE - SIGNATURE GUARANTEES ARE NOT ACCEPTED FROM TREASURY BRANCHES OR CREDIT UNIONS UNLESS THEY ARE MEMBERS OF THE STAMP MEDALLION PROGRAM.

      PLEASE NOTE IN USA, SIGNATURE GUARANTEES MUST BE DONE BY MEMBERS OF THE "MEDALLION SIGNATURE GUARANTEE PROGRAM" ONLY.

2. If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a judiciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Trustee and the Corporation.

3.    THE WARRANTS SHALL ONLY BE TRANSFERABLE IN ACCORDANCE WITH APPLICABLE
      LAWS.

4. The Warrants and the Shares issuable upon exercise thereof have not been registered under the United States Securities Act of 1933, as amended (the "U.S. SECURITIES ACT"), or the securities laws of any state of the United States, and may not be transferred in the United States or to a U.S. Person unless the Warrants and the Shares have been registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available. In connection with any transfer of Warrants, the holder will be required to provide to the Trustee and the Corporation an opinion of counsel, or other evidence, in form reasonably satisfactory to the Corporation, to the effect that such transfer of Warrants does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities.

                             OFFICE OF THE TRUSTEE
                           CIBC MELLON TRUST COMPANY

        If by hand or courier:                       If by mail:

       CIBC Mellon Trust Company              CIBC Mellon Trust Company
      ATTENTION: Special Projects            ATTENTION: Special Projects
          Commerce Court West                       P.O. Box 1036
            199 Bay Street                 Adelaide Street Postal Station
           Securities Level                       Toronto, Ontario
           Toronto, Ontario                            M5C 2K4
                M5L 1G9

                                                                            4.11

                                   APPENDIX 2

                                 EXERCISE FORM

TO:         YM BIOSCIENCES INC.

AND TO:     CIBC MELLON TRUST COMPANY

      o The undersigned hereby exercises the right to acquire and hereby subscribes for and agrees to take up_______________ Shares (the "SHARES") of YM BIOSCIENCES INC. as constituted on September 30, 2004 (or such number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions of the Indenture referred to in the accompanying Warrant Certificate) in accordance with and subject to the provisions of such Indenture and delivers herewith as payment of the exercise price of Cdn. $3.75 per Share until the Expiry Time on the Expiry Date a certified cheque in lawful money of Canada payable to YM BIOSCIENCES Inc. in the amount of $_________________ (the "EXERCISE PRICE").

      o All terms capitalized herein and not otherwise defined shall have the same meaning as are ascribed to them in the Warrant Indenture dated as of September 30, 2004 entered into between the Corporation and CIBC Mellon Trust Company.

      o The Shares (or other securities or property) are to be issued as follows:

            Name:
                      ----------------------------------------------------------
                      (print clearly)

            Address in full:
                             ---------------------------------------------------

            --------------------------------------------------------------------

            Social Insurance Number
                                   ---------------------------------------------

            Number of Shares
                                          --------------------------------------

            NOTES:

            1. If further nominees intended, please attach (and initial) schedule giving these particulars.

      o     Such securities (please check one):

            o __________should be sent by first class mail to the following address:

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                                         OR

            o should be held for pick up at the office of the Trustee at which this Warrant Certificate is deposited.

      o If the number of Warrants exercised are less than the number of Warrants represented hereby, the undersigned requests that the new Warrant Certificate representing the balance of the Warrants be registered in the name of whose address is
                        --------------------------------------------------------

       -------------------------------------------------------------------------


       Such securities (please check one):

      o __________should be sent by first class mail to the following address:


       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

                                         OR

            o __________should be held for pick up at the office of the Trustee at which this Warrant Certificate is deposited.

            In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the register maintained for the Warrants.

      o The undersigned hereby represents and warrants to the Corporation that the undersigned (check one):

            o _______________is not a U.S. Person and the Warrant is not being exercised within the United States or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States;

            o _______________was an original subscriber for Warrants or a transferee pursuant to section 2.10(b) of the Warrant Indenture between the Corporation and the Trustee, who was a U.S. Person at the time of the acquisition of such Warrants and the representations and warranties made by such person in connection with the acquisition of such Warrants remain true and correct on the date of exercise; or

            o _______________has delivered herewith to the Trustee and the Corporation a written opinion of counsel or other evidence satisfactory to the Corporation to the effect that the Common Shares have been registered under the U.S. Securities Act and applicable state securities laws or are exempt from registration thereunder.

If the foregoing correctly sets forth your understanding, please indicate your acceptance thereof by signing and returning the enclosed duplicate of this Exercise Form. This Exercise Form may be signed in counterpart, which counterparts together shall be deemed to constitute one valid and binding agreement and delivery of counterparts may be effected by means of facsimile transmission.

DATED this ____ day of __________________________, 200___.


--------------------------------------     -------------------------------------
Signature Guaranteed                       (Signature of Warrantholder)


                                           -------------------------------------
                                           Print full name


                                           -------------------------------------


                                           -------------------------------------
                                           Print full address

INSTRUCTIONS:

      For the purposes of paragraph (f) above, the following words and phrases have the following meanings:

      "United States" and "U.S. Person" have the meaning given to such terms under Regulation S of the U.S. Securities Act. For purposes of Regulation S, "United States" means the United States of America, its territories and possessions, any statue of the United States and the District of Columbia. "U.S. Person" includes, with certain exceptions, (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. Person; (iv) any trust of which any trustee is a U.S. Person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;
      (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and (viii) any partnership or corporation if (a) organized or incorporated under the laws of any jurisdiction other than the United States and (b) formed by a U.S. Person principally for the purposes of investing in securities not registered under the U.S. Securities Act; and

      "U.S. Securities Act" means the United States Securities Act of 1933, as amended.

o The registered holder may exercise its right to receive Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants being exercised to CIBC MELLON TRUST COMPANY at its principal office in Toronto. Certificates for Shares will be delivered or mailed within five business days after the exercise of the Warrants.

o If the Exercise Form indicates that Shares are to be issued to a person or persons other than the registered holder of the Certificate, the signature of such holder of the Exercise Form must be guaranteed by an authorized officer of a Canadian Schedule 1 chartered bank, a major trust company in Canada, an investment dealer who is a member of a recognized stock exchange or a member of the Securities Transfer Association medallion program (Stamp) (SEMP) (MSP). The Guarantor must affix a stamp bearing the actual words "SIGNATURE GUARANTEED".

      *Please note - Signature Guarantees are not accepted from Treasury Branches or Credit Unions unless they are members of the Stamp Medallion Program.

      **Please note - in the U.S.A., signature guarantees must be done by members of the "Medallion Signature Guarantee Program" only.

o If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Trustee and the Corporation.

                             OFFICE OF THE TRUSTEE
                           CIBC MELLON TRUST COMPANY

        If by hand or courier:                       If by mail:

       CIBC Mellon Trust Company              CIBC Mellon Trust Company
      ATTENTION: Special Projects            ATTENTION: Special Projects
          Commerce Court West                       P.O. Box 1036
            199 Bay Street                 Adelaide Street Postal Station
           Securities Level                       Toronto, Ontario
           Toronto, Ontario                            M5C 2K4
                M5L 1G9

                                                                    Exhibit 4.11

                                   APPENDIX 3

                   FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:   CIBC Mellon Trust Company
      as transfer agent and registrar
      for the common shares and
      warrant agent for the warrants of
      YM BioSciences Inc.

The undersigned:

o acknowledges that the sale of the securities of YM BioSciences Inc. to which this declaration relates is being made in reliance on Rule 904 of Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "Securities Act"), and

o     certifies that:

      1. it is not an "affiliate" (as defined in Rule 405 under the Securities Act) of YM BioSciences Inc.,

      2. the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of the Toronto Stock Exchange, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States,

      3. neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any "directed selling efforts" (as such term is defined in Regulation S) in the United States in connection with the offer and sale of such securities,

      4. the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the Securities Act),

      5. the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S with fungible unrestricted securities, and

      6. the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act.


Dated:___________________________________  By:__________________________________
                                              Name:
                                              Title